SECOND AMENDMENT TO
                                CREDIT AGREEMENT

                                  BY AND AMONG

                          CASTLE DENTAL CENTERS, INC.,
                                  as Borrower,

                     CASTLE DENTAL CENTERS OF FLORIDA, INC.,
                    CASTLE DENTAL CENTERS OF TENNESSEE, INC.,
                      CASTLE DENTAL CENTERS OF TEXAS, INC.,
                             CDC OF CALIFORNIA, INC.
                   CASTLE DENTAL CENTERS OF CALIFORNIA, L.L.C.
                               DENTAL WORLD, INC.
                                       and
                                  JHCDDS, INC.
                                 as Guarantors,

                           NATIONSBANK OF TEXAS, N.A.,
                                    as Agent,

                                       and

                          THE LENDERS SIGNATORY HERETO

                         Effective as of March __, 1998
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                                TABLE OF CONTENTS

                                                                           PAGE
                     ARTICLE I. DEFINITIONS

Section 1.01  TERMS DEFINED ABOVE.............................................1
Section 1.02  TERMS DEFINED IN CREDIT AGREEMENT...............................1
Section 1.03  OTHER DEFINITIONAL PROVISIONS...................................2

           ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT

Section 2.01  AMENDMENTS AND SUPPLEMENTS TO DEFINITIONS.......................2
Section 2.02  AMENDMENT TO ARTICLE II ........................................6
Section 2.03  SUPPLEMENT TO ARTICLE VI .......................................7
Section 2.04  SUPPLEMENT TO ARTICLE VIII .....................................7
Section 2.05  AMENDMENT TO ARTICLE IX.........................................8

                     ARTICLE III. CONDITIONS

Section 3.01  LOAN DOCUMENTS..................................................8
Section 3.02  CORPORATE PROCEEDINGS OF LOAN PARTIES...........................9
Section 3.03  REPRESENTATIONS AND WARRANTIES..................................9
Section 3.04  NO DEFAULT......................................................9
Section 3.05  NO CHANGE.......................................................9
Section 3.06  SECURITY INSTRUMENTS............................................9
Section 3.07  OTHER INSTRUMENTS OR DOCUMENTS..................................9

                    ARTICLE IV. MISCELLANEOUS

Section 4.01  ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT.....9
Section 4.02  RATIFICATION AND AFFIRMATION OF GUARANTY.......................10
Section 4.03  SUCCESSORS AND ASSIGNS.........................................10
Section 4.04  COUNTERPARTS...................................................10
Section 4.05  NUMBER AND GENDER..............................................10
Section 4.06  ENTIRE AGREEMENT...............................................10
Section 4.07  INVALIDITY.....................................................10
Section 4.08  TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS...................10
Section 4.09  GOVERNING LAW..................................................11

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
                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT

        This SECOND AMENDMENT TO CREDIT AGREEMENT (this "SECOND AMENDMENT") executed effective as of the ___ day of March, 1998 (the "EFFECTIVE DATE"), is by and among CASTLE DENTAL CENTERS, INC., a Delaware corporation ("BORROWER"), CASTLE DENTAL CENTERS OF FLORIDA, INC., a Florida corporation, CASTLE DENTAL CENTERS OF TENNESSEE, INC., a Tennessee corporation, CASTLE DENTAL CENTERS OF TEXAS, INC., a Texas corporation, DENTAL WORLD, INC., a Texas corporation, CDC OF CALIFORNIA, INC., a Delaware corporation, CASTLE DENTAL CENTERS OF CALIFORNIA, L.L.C., a Delaware limited liability company, and JHCDDS, INC., a Texas corporation (individually, "GUARANTOR", and collectively, "GUARANTORS"); NATIONSBANK OF TEXAS, N.A., a national banking association (in its individual capacity, "NATIONSBANK"), as agent (in such capacity, "AGENT") for each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, "LENDER" and collectively, "LENDERS").

                              W I T N E S S E T H:

        WHEREAS, the Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of November 7, 1997 (as the same may be amended from time to time, including without limitation that certain First Amendment to Credit Agreement, effective as of February 11, 1998, the "CREDIT AGREEMENT"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower; and

        WHEREAS, the Borrower and Lenders desire to amend the Credit Agreement in the particulars hereinafter provided.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS

        Section 1.01 TERMS DEFINED ABOVE. As used in this Second Amendment, each of the terms "BORROWER", "CREDIT AGREEMENT", "EFFECTIVE DATE", "SECOND AMENDMENT", "GUARANTORS", "NATIONSBANK", and "LENDERS" shall have the meaning assigned to such term hereinabove.

        Section 1.02 TERMS DEFINED IN CREDIT AGREEMENT. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

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
        Section 1.03         OTHER DEFINITIONAL PROVISIONS.

               (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Second Amendment shall refer to this Second Amendment as a whole and not to any particular Article, Section, subsection or provision of this Second Amendment.

               (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Second Amendment unless otherwise specified.

                          ARTICLE II.  AMENDMENTS TO CREDIT AGREEMENT

        Borrower, Guarantors, Agent and Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

        Section 2.01         AMENDMENTS AND SUPPLEMENTS TO DEFINITIONS.

        (a) The following terms, which are defined in Section 1.02 of the Credit Agreement, are hereby amended in their entirety to read as follows:

               "AGREEMENT" shall mean this Credit Agreement, as amended and supplemented by the First Amendment, the Second Amendment, and as the same may from time to time be further amended or supplemented.

        (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions where alphabetically appropriate, which read in their entirety as follows:

               "ADJUSTED AGGREGATE CASTLE WEST EBITDA" shall mean Aggregate Castle West EBITDA plus the Pro Forma MSO Fees of the Castle West Acquired Clinics; PROVIDED, HOWEVER, that the Adjusted Aggregate Castle West EBITDA shall not include the results of operations, cost of capital and Castle West Debt arising from any CDC Approved Expansion.

               "AGGREGATE CASTLE WEST EBITDA" shall be equal to (a) the pro forma aggregate earnings of DCS and the Existing PCs for the year ended December 31, 1997, adjusted to reverse charges thereto made for interest, federal and state income and franchise taxes, depreciation and amortization (such amounts to be determined based upon actual 1997 performance as if any portion of any Existing PC not owned by DCS on January 1, 1997, were acquired by DCS on January 1, 1997), PLUS (b) an amount equal to the unusual and non-recurring expenses incurred during 1997 in connection with the transactions contemplated by the Master Contribution Agreement, and an adjustment for (c) any difference between the 1997 operations of DCS and anticipated Castle West employees or increased expenses related to additional staffing necessary to operate the Castle West Acquired Clinics (with any increase in 1998 levels to reduce Aggregate Castle West EBITDA and any decrease in 1998 levels to increase Aggregate Castle West EBITDA) as agreed upon by the Borrower and DCS; PROVIDED, HOWEVER, that for purposes of calculating Aggregate Castle West EBITDA, the 1997 pro forma EBITDA for Burbank shall be deemed to be $300,000, regardless of Burbank's actual results of operations.

               "BURBANK" shall mean S.A. Soliemani, DMD, Inc., a California professional corporation d.b.a. Burbank Dental.

                "BURBANK ADJUSTMENT" shall have the definition ascribed thereto in the Master Contribution Agreement.

               "CAPITAL COST RATE" shall mean, with respect to any Loan, (i) if such Loan is a Base Rate Loan, the Base Rate PLUS the Applicable Margin PLUS .25%, or (ii) if such Loan is a Eurodollar Loan, the Eurodollar Rate PLUS the Applicable Margin PLUS .25%.

               "CASTLE WEST" shall mean Castle Dental Centers of California, L.L.C., a Delaware limited liability company and a Subsidiary of the Borrower.

               "CASTLE WEST ACQUIRED CLINICS" shall mean each business (or allocated portion thereof) with which Castle West enters into an MSO agreement during the 12-month period following the Closing Date (as defined in the Master Contribution Agreement) and with respect to which an Acquisition Purchase Price Adjustment (as defined in the Master Contribution Agreement) is required to be made.

               "CASTLE WEST DEBT" shall mean the debt of the Borrower and Castle West that is directly related to Castle West's business and operations (excluding debt related to the acquisition of DCS, the Existing PCs, the Castle West Acquired Clinics and any CDC Approved Expansion).

               "CASTLE WEST EBITDA" shall only be used in calculating the Put/Call Reserve Amount, and shall, for any period, be equal to Castle West's earnings for such period, determined in accordance with GAAP adjusted to reverse charges thereto made for interest, federal and state income and franchise taxes, depreciation and amortization, to the extent included in the calculation of earnings; PROVIDED, HOWEVER, that Castle West EBITDA shall be determined prior to any deduction of the Incentive Payment from earnings and without any deduction for overhead, management, or similar fees paid by Castle West to any Affiliate of the Borrower or otherwise allocated to Castle West.

               "CASTLE WEST INCREMENTAL EBITDA" shall be equal to the amount by which the Castle West EBITDA for the prior four fiscal quarters ending immediately prior to delivery of a C Merger Notice or the CDC Call Notice exceeds the Adjusted Aggregate Castle West EBITDA; PROVIDED, HOWEVER, that the Projected Castle West Incremental

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
        EBITDA shall exclude the Castle West EBITDA, Castle West Debt, and Common Stock capital costs relating to any acquisitions completed in the three-month period immediately preceding the delivery of either the C Merger Notice or the CDC Call Notice.

               "C MERGER CONSIDERATION" shall be equal to the aggregate Pro Rata Share of the Corporate C Members of the Holdings Old Value PLUS the aggregate Pro Rata Share of the Corporate C Members of the Holdings New Value LESS the aggregate Pro Rata Share of the Corporate C Members of the Holdings Indebtedness.

               "C MERGER NOTICE" shall mean the notice given by the Corporate C Members to the CDC California of their respective intent to exercise the Corporate C Member's Merger Option.

               "CDC APPROVED EXPANSION" shall mean any expansion, acquisition, or other opportunity that is approved by the Board of Directors of Castle West if none of the Class C Interest Directors affirmatively voted to approve such expansion, acquisition, or other opportunity.

               "CDC CALIFORNIA" shall mean CDC of California, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Borrower.

               "CDC CALL NOTICE" shall mean the notice given by CDC California to the Corporate C Members of its intent to exercise the CDC Call Option.

               "CDC CALL OPTION" shall mean the option of CDC California to cause each of the Corporate C Members to merge with and into CDC California pursuant to Section 8.2 of the Master Contribution Agreement.

               "CLASS III REPURCHASE OBLIGATION" shall mean the amount of any outstanding obligation, if any, of Holdings to the former holder of the Class III Interest in Holdings (as defined in the Holdings Limited Agreement) arising out of the previous exercise of Holding's option to purchase the Class III Interest pursuant to Section 5.5(c) of the Holdings Limited Agreement; PROVIDED, HOWEVER, that in no event shall CDC California, as a Member of Holdings, be deemed to have any interest in, or direct or indirect obligation to pay, the Class III Repurchase Obligation.

               "COMMON STOCK" the common stock, $.001 par value, of the Borrower.

               "COMMON STOCK MARKET MULTIPLE" shall be determined by multiplying the average closing price of the Common Stock on the principal exchange or quotation system therefor over the 30-day period ending on the date immediately prior to delivery of a C Merger Notice or the CDC Call Notice by the weighted average fully diluted number of shares of Common Stock outstanding over the one-year period ending on such date, and dividing the product by EBITDA for the prior four fiscal quarters preceding such date.

               "CORPORATE C MEMBERS" shall have the definition ascribed thereto in the Master Contribution Agreement.

               "CORPORATE C MEMBER'S MERGER OPTION" shall mean the option of each of the Corporate C Members to cause such Corporate C Member to merge with and into CDC California pursuant to Section 8.1 of the Master Contribution Agreement.

               "DCS" shall mean Dental Consulting Services, L.L.C., a California limited liability company.

               "EXISTING PCS" means Martin Schechter, DDS, Inc., a California professional corporation d.b.a. Hawthorne Family Dental Group; Martin Schechter, DDS, Inc., a California professional corporation d.b.a. Broadway Dental; Elliot Schlang, DDS, Inc., a California professional corporation d.b.a. South Gate Dental Center; Elliot Schlang, DDS, Inc., a California professional corporation d.b.a. Lincoln Dental Center, and Burbank.

               "HOLDINGS" shall mean Castle West Holdings, L.L.C., a California limited liability company.

               "HOLDINGS AGREEMENT" shall mean the limited liability company agreement of Holdings.

               "HOLDINGS INDEBTEDNESS" shall mean, at the time of determination, all outstanding indebtedness of Holdings to any person, including, without limitation, the Class III Repurchase Obligation. In no event shall CDC California, as a member of Holdings, be deemed to have any interest in or direct or indirect obligation to pay the Holdings Indebtedness.

               "HOLDINGS NEW VALUE" shall be equal to 20% of (A) the Castle West Incremental EBITDA PLUS the Projected Castle West Incremental EBITDA,
        (B) multiplied by the Common Stock Market Multiple (C) multiplied by 90%; PROVIDED, HOWEVER, that the Holdings New Value shall be calculated subject to the following:

               1. The Holdings New Value shall be reduced, without duplication, by (i) the aggregate capital costs related to Common Stock invested in Castle West acquisitions or expansions (excluding DCS, the Existing PCs and the Castle West Acquired Clinics), and
               (ii) a percentage of 20% of the Castle West Debt, determined as follows:

 Castle West Annual Growth Rate    Percentage of 20% of Castle West Debt
      from January 1, 1999          Allocated to the Holdings New Value

          Less than 26%                             100%

  26% or more but less than 27%                     90%

  27% or more but less than 28%                     80%

  28% or more but less than 29%                     70%

  29% or more but less than 30%                     60%

  30% or more but less than 31%                     50%

  31% or more but less than 32%                     40%

  32% or more but less than 33%                     30%

  33% or more but less than 34%                     20%

  34% or more but less than 35%                     10%

          More than 35%                              0%

               2. The aggregate capital costs related to Common Stock invested in Castle West acquisitions or expansions shall be based upon the valuation given to such Common Stock pursuant to the agreements pursuant to which such acquisitions or expansions were consummated multiplied by the Capital Cost Rate; and

               3. The outstanding Castle West Debt used to determine the Holdings New Value shall exclude the Castle West EBITDA, Castle West Debt, and Common Stock capital costs relating to any acquisitions completed in the three-month period immediately preceding the delivery of either the C Merger Notice or the CDC Call Notice.

               "HOLDINGS OLD VALUE" shall be equal to (i) 20% of the Adjusted Aggregate Castle West EBITDA multiplied by 6.5, LESS (ii) 20% of the purchase price of the Castle West Acquired Clinics, LESS (iii) 25% of the Burbank Adjustment:

               "MASTER CONTRIBUTION AGREEMENT" shall mean the Master Contribution and Combination Agreement, dated as of January 30, 1998, by and among, the Borrower, CDC California, Dental Consulting Services, L.L.C., Castle Dental Centers of California, L.L.C., Castle West Holdings, L.L.C., each of the DCS Members listed on Schedule A attached thereto, each of the Holding Members (as defined therein), each of the Corporate B Members (as defined therein) and each of the Corporate C Members.

               "MSO" means Management Services Organization.

               "PRO FORMA MSO FEES" shall mean, with respect to any Castle West Acquired Clinic, the MSO fees (determined upon actual operating results) that would have been paid to Castle West (over the 12-month period ending prior to the acquisition with respect to which the Castle West Acquired Clinic was valued by Castle West and the Castle West

        Acquired Clinic for purposes of Castle West's acquisition thereof) if the MSO agreement with respect to such Castle West Acquired Clinic had been in effect at the beginning of such period.

               "PROJECTED CASTLE WEST INCREMENTAL EBITDA" shall be equal to (A) the Castle West Incremental EBITDA plus the Adjusted Aggregate Castle West EBITDA, ADJUSTED to take into consideration a 25% compounded growth rate for the period from the date of determination to the later to occur of (i) the first date on which either a Corporate C Member's Merger Option or the CDC Call Option could be exercised or (ii) the date that is 365 days from the date of determination, LESS (B) the Adjusted Aggregate Castle West EBITDA plus the Castle West Incremental EBITDA.

               "PRO RATA SHARE" shall have the definition ascribed thereto in the Master Contribution Agreement.

               "PUT/CALL RESERVE AMOUNT" shall be equal to the greater of $2,698,000 or 25% of the C Merger Consideration.

               "SECOND AMENDMENT" shall mean that certain Second Amendment to Credit Agreement dated as of March __, 1998, by and among the Borrower, Guarantors, Agent and Lenders.

        Section 2.02 AMENDMENT TO ARTICLE II . Article II of the Credit Agreement is hereby amended by deleting Section 2.01(a) thereof in its entirety and inserting the following in lieu thereof:

        "(a) REVOLVING CREDIT LOANS. Each Lender severally agrees, on the terms and conditions of this Agreement, to make loans to the Borrower during the Revolving Credit Period in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender's Revolving Credit Commitment as then in effect; PROVIDED, HOWEVER, that the aggregate principal amount of all such Revolving Credit Loans by all Lenders hereunder at any one time outstanding, PLUS the LC Exposure, PLUS the principal balance of the Term Loan at any one time outstanding, PLUS THE PUT/CALL RESERVE AMOUNT (UNLESS EITHER THE CORPORATE C MERGER OPTION OR THE CDC CALL OPTION HAS BEEN EXERCISED) shall not exceed the Aggregate Revolving Credit Commitments. Subject to the terms of this Agreement, during the Revolving Credit Period, the Borrower may borrow, repay and reborrow the amount described in this Section 2.01(a)."

        Section 2.03 SUPPLEMENT TO ARTICLE VI . Article VI of the Credit Agreement is hereby supplemented by adding the following new Sections 6.02(b)(vii) and 6.02(b)(viii):

               "(vii) The Agent shall have received a Compliance Certificate in the form of EXHIBIT C attached hereto.

               (viii) The Agent shall have received a completed Put/Call Reserve Amount Certificate in the form of EXHIBIT I attached hereto, unless each Corporate C Member has exercised the Corporate C Member's Merger Option or the CDC Call Option has been exercised."

        Section 2.04 SUPPLEMENT TO ARTICLE VIII . Article VIII of the Credit Agreement is hereby supplemented by adding the following new Section 8.01(o):

               "(o) PUT/CALL RESERVE AMOUNT CERTIFICATE Within 45 days after each June 30 and December 31 of each calendar year until the earlier to occur of the Final Maturity Date or the exercise of either the last Corporate C Member's Merger Option or the CDC Call Option, a completed Put/Call Reserve Certificate in the form of EXHIBIT I attached hereto."

        Section 2.05         AMENDMENT AND SUPPLEMENT TO ARTICLE IX.

        (a) Article IX of the Credit Agreement is hereby amended by deleting
Section 9.14 thereof in its entirety and inserting the following in lieu thereof:

               "Section 9.14 FIXED CHARGE COVERAGE RATIO. The Borrower will not permit its Fixed Charge Coverage Ratio as of the end of any fiscal quarter (calculated on a rolling four quarter basis; PROVIDED, HOWEVER, the first quarter test shall be for the quarter ended March 31, 1997 and the following rolling cumulative tests will begin with such quarter ending March 31, 1997 until a full four quarter test can be achieved) to be less than 1.25 to 1.0. For purposes of this Section 9.16, "FIXED CHARGE COVERAGE RATIO" shall mean the ratio for the relevant period of
        (i) EBITDA, LESS taxes payable in cash, PLUS lease and rental expense to
        (ii) lease and rental expense, PLUS interest (OTHER THAN INTEREST PAID ON SUBORDINATED DEBT THAT WAS INCURRED BY THE BORROWER PRIOR TO SEPTEMBER 30, 1997), PLUS, during the Revolving Credit Period, one-fifth (1/5) of the then-outstanding principal balance of the Revolving Credit Loans, PLUS, without duplication, current maturities of long-term debt, PLUS capital leases. For any calculation period which would include one or more quarters prior to any Stock Purchase or any Asset Purchase or any other future acquisition of an entity, the "rolling four quarters" shall include the "pro forma" EBITDA of the applicable Acquired Entity for such prior periods adjusted to reflect costs and expenses which such Acquired Entity would have included had the Management Services Agreements between Borrower and/or any Subsidiary and such Acquired Entity been in effect (adding back appropriate executive salaries and non-cash charge offs relating to this transaction)."

        (b) Article IX of the Credit Agreement is hereby supplemented by inserting the following Section 9.22:

        "9.22 AMENDMENT OF CASTLE WEST LLC AGREEMENT. Until such time as each of the Corporate C Members has exercised its Corporate C Member's Merger Option or CDC California has exercised the CDC Call Option, neither the Borrower nor any Subsidiary shall make or permit any material amendment or modification of the Limited Liability Company Agreement of Castle West without the prior written consent of the Agent."

                             ARTICLE III. CONDITIONS

        The enforceability of this Second Amendment against the Agent and the Lenders is subject to the satisfaction of the following conditions precedent:

        Section 3.01 LOAN DOCUMENTS. The Agent shall have received the following:

               (a) multiple original counterparts, as requested by the Agent, of this Second Amendment, executed and delivered by a duly authorized officer of the Borrower, Guarantors, Agent, and each Lender, as applicable; and

               (b) a favorable written opinion of Bracewell & Patterson L.L.P., counsel to the Borrower and the Guarantors (other than CDC of California, Castle West, and Dental World), in form and substance satisfactory to the Agent, as to such matters incident to the transactions herein contemplated as the Agent may reasonably request.

               (c) a favorable written opinion of Boyer, Ewing & Harris Incorporated, counsel to CDC of California, Castle West, and Dental World, in form and substance satisfactory to the Agent, as to such matters incident to the transactions herein contemplated as the Agent may reasonably request.

        Section 3.02 CORPORATE PROCEEDINGS OF LOAN PARTIES. The Agent shall have received multiple copies, as requested by the Agent, of the resolutions, in form and substance reasonably satisfactory to the Agent, of the Boards of Directors of CDC of California, Castle West, and Dental World, authorizing the execution, delivery and performance of this Second Amendment, each such copy being attached to an original certificate of the Secretary or an Assistant Secretary of CDC of California, Castle West, and Dental World, as applicable, dated as of the Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consents or at meetings of the Boards of Directors, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby,
(iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date, (iv) that attached thereto are the respective articles of incorporation and bylaws of CDC of California, Castle West, and Dental World, as applicable, and that such articles of incorporation and bylaws have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and
(v) as to the
incumbency and signature of the officers of CDC of California, Castle West, and Dental World, as applicable, executing this Second Amendment.

        Section 3.03 REPRESENTATIONS AND WARRANTIES. Except as affected by the transactions contemplated in the Credit Agreement and this Second Amendment, each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Credit Agreement and the Security Instruments shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date (except to the extent such representations and warranties are expressly limited to an earlier date).

        Section 3.04 NO DEFAULT. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

        Section 3.05 NO CHANGE. No event shall have occurred since June 30, 1997, which, in the reasonable opinion of the Lenders, could have a Material Adverse Effect.

        Section 3.06 SECURITY INSTRUMENTS. All of the Security Instruments shall be in full force and effect and provide to the Agent the security intended thereby to secure the Indebtedness, as amended and supplemented hereby.

        Section 3.07 OTHER INSTRUMENTS OR DOCUMENTS. The Agent or any Lender or counsel to the Agent shall receive such other instruments or documents as they may reasonably request.

                            ARTICLE IV. MISCELLANEOUS

        Section 4.01 ADOPTION, RATIFICATION AND CONFIRMATION OF CREDIT AGREEMENT. Each of the Borrower, the Guarantors, the Agent, and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

        Section 4.02 RATIFICATION AND AFFIRMATION OF GUARANTY. Each of the Guarantors hereby expressly (i) acknowledges the terms of this Second Amendment,
(ii) ratifies and affirms its obligations under its Guaranty Agreement, in favor of the Agent and the Lenders, as amended, supplemented or otherwise modified,
(iii) acknowledges, renews and extends its continued liability under its Guaranty Agreement and agrees that said Guaranty Agreement remains in full force and effect; and (iv) guarantees to the Agent and each Lender to promptly pay when due all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.

        Section 4.03 SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

        Section 4.04 COUNTERPARTS. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrower, the Guarantors, the Agent and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this Second Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Second Amendment by each necessary party hereto and shall constitute one instrument.

        Section 4.05 NUMBER AND GENDER. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

        Section 4.06 ENTIRE AGREEMENT. This Second Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Second Amendment.

        Section 4.07 INVALIDITY. In the event that any one or more of the provisions contained in this Second Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Second Amendment.

        Section 4.08 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to Articles, Sections, subsections or other divisions of this Second Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

        Section 4.09 GOVERNING LAW. This Second Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

        THIS SECOND AMENDMENT, THE CREDIT AGREEMENT, AS SUPPLEMENTED AND AMENDED HEREBY, THE NOTES, AND THE OTHER SECURITY INSTRUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT
        ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                [SIGNATURES BEGIN ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:                           CASTLE DENTAL CENTERS, INC.

                                    By:
                                    Name:
                                    Title:

GUARANTORS:                         CASTLE DENTAL CENTERS OF FLORIDA, INC.

                                    By:
                                    Name:
                                    Title:

                                    CASTLE DENTAL CENTERS OF TENNESSEE, INC.

                                    By:
                                    Name:
                                    Title:

                                    CASTLE DENTAL CENTERS OF TEXAS, INC.

                                    By:
                                    Name:
                                    Title:

                                    CDC OF CALIFORNIA, INC.

                                    By:
                                    Name:
                                    Title:

                                    CASTLE DENTAL CENTERS OF CALIFORNIA,
                                    L.L.C.

                                    By:    CAPITAL WEST HOLDINGS, L.L.C., it
                                           Managing Member

                                           By:__________________________________
                                           Name:  ______________________________
                                           Title:    ___________________________

                                           DENTAL WORLD, INC.

                                           By:__________________________________
                                           Name:  ______________________________
                                           Title:    ___________________________

                                           JHCDDS, INC.

                                           By:__________________________________
                                           Name:  ______________________________
                                           Title:    ___________________________

LENDER AND AGENT:                           NATIONSBANK OF TEXAS, N.A.

                                            By:_________________________________
                                                   Margaret H. Barradas
                                                   Senior Vice President

LENDERS:                                    THE SUMITOMO BANK, LIMITED

                                            By:_________________________________
                                                   Richard Menchaca
                                                   Vice President

                                            By:_________________________________
                                                   Bruce Portillo
                                                   Vice President & Manager

                                            BANKBOSTON, N.A.

                                            By:_________________________________
                                                   William Rogers
                                                   Vice President

                                            AMSOUTH BANK

                                            By:_________________________________
                                                   Shannon O. Clark
                                                   Assistant Vice President